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Exhibit 10.8

Medicare Advantage Attestation of Benefit Plan

HARMONY HEALTH PLAN OF ILLINOIS, INC.

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I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2011. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2010 and 2011, including but not limited to, the 2011 Call Letter, the 2011 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment Id	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
001	0	7	WellCare Value (HMO -POS)	HMOPOS	Renewal	0.00	0.00	09/03/2010	01/01/2011
003	0	6	WellCare Access (HMO SNP)	HMO	Renewal	0.00	19.10	09/03/2010	01/01/2011
005	0	6	WellCare Dividend (HMO)	HMO	Renewal	0.00	0.00	09/03/2010	01/01/2011

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Thomas Tran	9/2/2010 7:56:21 AM

Contracting Official Name	Date

HARMONY HEALTH PLAN OF ILLINOIS, INC.	23 Public Square
Suite 400
Belleville, IL 62220

Organization	Address

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